UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2010

FIRST CAPITAL, INC.
(Exact Name Of Registrant As Specified In Charter)

Indiana	0-25023	35-2056949
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

220 Federal Drive, N.W., Corydon, Indiana 47112
(Address Of Principal Executive Offices) (Zip Code)

(812) 738-2198
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencment communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencment communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-2(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of First Capital, Inc. (the “Company”) was held on May 19, 2010.  The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for three year terms or until their successors are elected and qualified, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Samuel E. Uhl	1,486,711	58,681	524,341
Mark D. Shireman	1,493,232	52,160	524,341
Michael L. Shireman	1,522,852	22,540	524,341
Pamela G. Kraft	1,480,878	64,514	524,341
Christopher L. Byrd	1,483,175	62,217	524,341

2.
The appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTENTIONS
2,047,946	14,649	7,138

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date: May 19, 2010	By:	/s/ M. Chris Frederick
M. Chris Frederick
Senior Vice President and Chief Financial Officer